SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 6, 2005
                                                  ---------------


                           MOTORSPORTS EMPORIUM, INC.
             (Exact name of Registrant as specified in its charter)

                                     Nevada
         (State or other jurisdiction of Incorporation or organization)

      0-32323                                          20-1217659
------------------------                     ---------------------------------
(Commission File Number)                    (I.R.S. Employer Identification No.)

16055 N. Dial Blvd., Suite 5, Scottsdale, Arizona                    85260
-------------------------------------------------                    -----
 (Address of principal executive offices)                          (Zip Code)

                                 (480) 419-8607
                ------------------------------------------------
              (Registrant's telephone number, including area code)

                                      N/A
           -----------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 8.01 Other Events.

     Press Release Announcing Divestiture of Subsidiary
     --------------------------------------------------

     On January 6, 2005, the Company issued a Press Release announcing the commenence of its implementation of its 2005 Strategic growth plan. A copy of the Press Release is incorporated by reference in this Current Report on Form 8-K, is attached hereto as Exhibit 99.1

     The information in this Current Report on Form 8-K, including the exhibit, is furnished under "8.01 Other Events" in accordance with SEC Release No. 33-8216. Furthermore, the information in this Current Report on Form 8-K, including the exhibit, shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

                                   SIGNATURES

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                Motorsports Emporium, Inc.
                                                (Registrant)


Date: January 6, 2005                           /s/ David Keaveney
                                                -------------------------------
                                                By:  David Keaveney
                                                Its: President and CEO

                                INDEX TO EXHIBITS

Exhibit Number          Exhibit
--------------          ------------------------------------------------------
99.1                    Press Release